                                                                   EXHIBIT 10.26




                 FIFTH AMENDMENT, WAIVER AND OVERRIDE AGREEMENT

          FIFTH AMENDMENT, WAIVER AND OVERRIDE AGREEMENT, dated as of February 14, 2001 (this "Amendment"), to the Credit Agreement, dated as of August 11, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Credit Agreement"; as modified hereby and as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among CELADON GROUP, INC., a Delaware corporation ("Group") and CELADON TRUCKING SERVICES, INC., a New Jersey corporation ("Trucking"; together with Group, each a "Borrower", collectively, the "Borrowers") the banks and other financial institutions parties thereto (the "Lenders"), and ING (U.S.) CAPITAL LLC, as administrative agent (the "Administrative Agent") and arranger for the Lenders.

                                    RECITALS

          The Borrowers have requested that the Administrative Agent and the Lenders agree to amend, waive and override certain provisions of the Credit Agreement as set forth in this Amendment. The Administrative Agent and the Lenders parties hereto are willing to agree to such amendments, waivers and override provisions, but only on the terms and subject to the conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers, the Administrative Agent and the Lenders hereby agree as follows:

          1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

          2. Amendments. Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the following definitions and substituting in lieu thereof the following new definitions, to read in their entirety as follows:

          "Applicable Margin": (a) for any Term Loan or any Revolving Credit Loan of any Type, during the period commencing on the Closing Date and ending on the date on which the Administrative Agent receives the financial statements of Group for the fiscal quarter ending September 30, 1999 in accordance with
Section 8.1(b), the rate per annum set forth under the relevant column heading below:


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          -------------------------------------------------
                Base Rate Loans        Eurodollar Loans
          -------------------------------------------------
                    1.00%                   2.00%
          -------------------------------------------------

          (b) for any Term Loan or Revolving Credit Loan of any Type at any time following the date on which the Administrative Agent receives the financial statements of Group for the fiscal quarter ending September 30, 1999 in accordance with Section 8.1(b) on which the Leverage Ratio, as most recently determined as of the date the certificate containing such Leverage Ratio is delivered pursuant to Section 8.2(b), is within any of the ranges set forth below, the rate per annum set forth under the relevant column heading opposite the applicable range below; provided, that any changes in such rate shall be effective as of the date which is five (5) days following the date on which the certificate containing such Leverage Ratio is delivered:


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          -------------------------------------------------------------------
               Leverage Ratio         Base Rate Loans      Eurodollar Loans
          -------------------------------------------------------------------
             Greater than 4.50            2.00%                 3.00%
          -------------------------------------------------------------------
           Less than or equal to          1.75%                 2.75%
           4.50 but greater
              than 4.25
          -------------------------------------------------------------------
           Less than or equal to          1.50%                 2.50%
           4.25 but greater
              than 4.0
          -------------------------------------------------------------------
           Less than or equal to          1.25%                 2.25%
           4.0 but greater
              than 3.5
          -------------------------------------------------------------------
           Less than or equal to          1.00%                 2.00%
           3.5 but greater
              than 3.0
          -------------------------------------------------------------------
           Less than or equal to          0.75%                 1.75%
           3.0 but greater
              than 2.5
          -------------------------------------------------------------------
           Less than or equal             0.50%                 1.50%
               to 2.5
          -------------------------------------------------------------------

provided, that in the event that the certificate containing the determination of the Leverage Ratio is not delivered by the date specified and otherwise in accordance with to Section 8.2(b) hereof, the applicable margin shall be the highest rate per annum for such Type of Loan set forth above from the date on which such certificate was required to be delivered in accordance with Section 8.2(b) until such time as such certificate is delivered to the Lenders; and provided further, that in calculating the Leverage Ratio for the purposes of determining the Applicable Margin, the financial performance of TruckersB2B.com, Inc. shall be included.

          "Borrowing Base": at any time, the sum of (a) 85% (or such other percentage as the Administrative Agent or the Required Lenders shall determine in accordance with Section 8.9) of the then Eligible Domestic Accounts, (b) 65% (or such other percentage as the Administrative Agent or the Required Lenders shall determine in accordance with Section 8.9) of Eligible Mexican Accounts,
(c) 80% (or such other percentage as the Administrative Agent or the Required Lenders shall determine in accordance with Section 8.9) of Eligible Canadian Accounts; provided, that in no event shall the collateral value of Eligible Canadian Accounts included in the Borrowing Base at any time exceed $6,000,000, and (d) the following percentages (or such other percentages as the Administrative Agent or the Required Lenders shall determine in accordance with
Section 8.9) of the net book value of all Eligible Tires for the following periods: (i) through December 31, 2000, 90%; through January 31, 2001, 70%;


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through February 28, 2001, 60%; through March 31, 2001, 50%; through April 30,
2001, 40%; through May 31, 2001, 30%; through June 30, 2001, 20%; through July
31, 2001, 10%, and thereafter, 0%. The Borrowing Base in effect at any time shall be the Borrowing Base as shown on the Borrowing Base Certificate most recently delivered by the Borrowers pursuant to this Agreement; provided, however, that if the Borrowers shall fail to deliver a Borrowing Base Certificate when required pursuant to Section 8.2(c), the Borrowers shall not be permitted to make any new borrowings hereunder until such Borrowing Base Certificate is delivered and, from and after the date which is five (5) days following the date on which such Borrowing Base Certificate was required to be delivered pursuant to 8.2(c), the Borrowing Base in effect shall be zero until such Borrowing Base Certificate is delivered.

          3. Waivers. Each of the Administrative Agent and the Lenders hereby waive any Default or Events of Default resulting from the Borrowers' failure to comply with Section 9.1(b) (Interest Coverage) and Section 9.1(c) (Minimum Fixed Charge Coverage) of the Existing Credit Agreement for the period of four fiscal quarters ended December 31, 2000.

          4. Override Provisions.

     (a) Notwithstanding the provisions of Section 5.5 of the Existing Credit Agreement, (i) in the event that the Borrowers effectuate a refinancing of the property located at 15200 South State Road 11, Jonesville, Indiana, the first $1.5 million of net proceeds of such refinancing shall be applied to prepay installments of principal of the Terms Loans in inverse order of maturity, and the balance of such net proceeds shall be applied to repay Revolving Credit Loans, and (ii) in the event that the Borrowers effectuate a sale of Cheetah Transportation Co. and/or Cheetah Brokerage Co., the first $3.5 million of net proceeds of such sale shall be applied to prepay installments of principal of the Terms Loans in inverse order of maturity, and the balance of such net proceeds shall be applied to repay Revolving Credit Loans.

     (b) Notwithstanding the provisions of Sections 9.5, 9.9 and 9.11 the Credit Agreement, in the event that TruckersB2B.Com, Inc. does not have Consolidated EBITDA of at least $1.00 for the month ended May 31, 2001 or for any month thereafter, none of Group, any Borrower or any Subsidiary of any Borrower may thereafter make any loans or advances to, or merger with or into, or enter into any other transaction with, TruckersB2B.Com, Inc. Beginning with the month ending February 28, 2001, Group shall provide to the Lenders, as soon as available but in any event not later than fifteen days after the end of each calendar month, the unaudited statement of income of TruckersB2B.Com, Inc. for such month, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments), together with a certificate of a Responsible Officer certifying as to Consolidated EBITDA of TruckersB2B.Com, Inc. for such month and showing in detail the calculations supporting such certification.

          5. Condition Precedent. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the following conditions precedent shall have been satisfied:


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               (a) receipt by the Administrative Agent of this Amendment, executed and delivered by duly authorized officers of the Required Lenders and the Borrowers and acknowledged by each of the Guarantors; and

               (b) receipt by the Administrative Agent of this or any other documents relating hereto that shall be reasonably requested by the Administrative Agent.

          6. No Default. On the Amendment Effective Date, (i) the Borrowers shall be in compliance with all the terms and provisions set forth in the Loan Documents on its part to be observed or performed, (ii) the representations and warranties made and restated by the Borrowers pursuant to Section 7 of this Amendment shall be true and complete on and as of such date with the same force and effect as if made on and as of such date, and (iii) after giving effect to the waivers set forth in Section 3 of this Amendment, no Default or Event of Default shall have occurred and be continuing on such date.

          7. Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrowers hereby represent and warrant to the Administrative Agent and the Lenders that, after giving effect to the amendments and waivers provided for herein, the representations and warranties contained in the Credit Agreement and the other Loan Documents will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing.

          8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          9. Expenses. Each Borrower, jointly and severally, hereby agrees to pay and reimburse the Administrative Agent for all of the reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft, counsel to the Administrative Agent.

          10. Applicable Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the state of New York.

                            [SIGNATURE PAGES FOLLOW]


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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.


                                      CELADON GROUP, INC.



                                      By:      /s/ Roger T. Burbage
                                               --------------------
                                          Name:    Roger T. Burbage
                                          Title:   Secretary


                                      CELADON TRUCKING SERVICES, INC.



                                      By:      /s/ Roger T. Burbage
                                               --------------------
                                          Name:    Roger T. Burbage
                                          Title:   Secretary


                                      ING (U.S.) CAPITAL LLC, as Administrative
                                      Agent and as a Lender



                                      By:      /s/ William B. Redmond
                                               ----------------------
                                          Name:    William B. Redmond
                                          Title:   Vice President

     The undersigned Lenders hereby consent and agree to the foregoing
Amendment:


                                      KEYBANK NATIONAL ASSOCIATION,
                                      as a Lender



                                      By:        /s/ Kevin Hipskind
                                                 ------------------
                                          Name:  Kevin Hipskind
                                          Title: Vice President


                                      NATIONAL BANK OF CANADA,
                                      as a Lender



                                      By:
                                          -----------------------
                                          Name:
                                          Title:


                                      UNION PLANTERS BANK, N.A.,
                                      as a Lender


                                      By:        /s/ David W. O'Neal
                                                 -------------------
                                          Name:  David W. O'Neal
                                          Title: Vice President


                                      THE NORTHERN TRUST COMPANY,
                                      as a Lender



                                      By:        /s/ Candelario Martinez
                                                 -----------------------
                                          Name:  Candelario Martinez
                                          Title: Vice President

                                      FIFTH THIRD BANK, INDIANA, as a Lender



                                       By:       /s/ Geffrey L. Hale
                                                 -------------------
                                          Name:  Geffrey L. Hale
                                          Title: Vice President

          The undersigned guarantors hereby consent and agree to the foregoing
Amendment:


                                      CELADON TRUCKING SERVICES OF INDIANA, INC.



                                      By:        /s/ Paul Will
                                                 -------------
                                          Name:  Paul Will
                                          Title: Secretary


                                      CELADON TRANSPORTATION, LLP



                                      By:        /s/ Paul Will
                                                 -------------
                                          Name:  Paul Will
                                          Title: Secretary


                                      CHEETAH BROKERAGE CO.



                                      By:        /s/ Paul Will
                                                 -------------
                                          Name:  Paul Will
                                          Title: Secretary


                                      CHEETAH TRANSPORTATION CO.



                                      By:        /s/ Paul Will
                                                 -------------
                                          Name:  Paul Will
                                          Title: Secretary



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                                      INTERNATIONAL FREIGHT HOLDING CORP.



                                      By:        /s/ Paul Will
                                                 -------------
                                          Name:  Paul Will
                                          Title:  Secretary

                                      JML FREIGHT FORWARDING, INC.



                                      By:        /s/ Paul Will
                                                 -------------
                                          Name:  Paul Will
                                          Title: Secretary


                                      RIL GROUP, LTD.



                                      By:        /s/ Paul Will
                                                 -------------
                                          Name:  Paul Will
                                          Title: Secretary


                                      RIL INC.



                                      By:        /s/ Paul Will
                                                 -------------
                                          Name:  Paul Will
                                          Title: Secretary


                                      WELLINGMUFT HOLDING CO.



                                      By:        /s/ Paul Will
                                                 -------------
                                          Name:  Paul Will
                                          Title: Secretary

                                     CELADON LOGISTICS, INC.



                                     By:         /s/ Paul Will
                                                 -------------
                                         Name:   Paul Will
                                         Title:  Secretary


                                     RANDY EXPRESS, LTD.



                                     By:         /s/ Paul Will
                                                 -------------
                                         Name:   Paul Will
                                         Title:  Secretary


                                     RIL ACQUISITION CORP.



                                     By:         /s/ Paul Will
                                                 -------------
                                         Name:   Paul Will
                                         Title:  Secretary


                                     CELADON JACKY MAEDER CO.



                                     By:         /s/ Paul Will
                                                 -------------
                                         Name:   Paul Will
                                         Title:  Secretary


                                     ZIPP EXPRESS, INC.



                                     By:         /s/ Paul Will
                                                 -------------
                                         Name:   Paul Will
                                         Title:  Secretary

                                       CELADON E-COMMERCE, INC.



                                       By:        /s/ Paul Will
                                                  -------------
                                           Name:  Paul Will
                                           Title: Secretary


                                       TRUCKERSB2B.COM, INC.



                                       By:        /s/ Paul Will
                                                  -------------
                                           Name:  Paul Will
                                           Title: Secretary